UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2019

SciPlay Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-38889	83-2692460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6601 Bermuda Road Las Vegas, NV	89119
(Address of Principal Executive Offices)	(Zip Code)

(702) 897-7150

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

On May 7, 2019, SciPlay Corporation (the “Company”) closed its initial public offering (the “IPO”) of 22,000,000 shares of its Class A common stock, $.001 par value per share (the “Class A Common Stock”), at an offering price of $16.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-230727) (as amended from time to time, the “Registration Statement”).  In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•                  an Amended and Restated Operating Agreement of SciPlay Parent Company, LLC, a Nevada limited liability company and subsidiary of the Company (“SciPlay Parent LLC”), dated May 2, 2019, by and among SciPlay Parent LLC, the Company and its Members (as defined therein) (the “Operating Agreement”);

•                  a Tax Receivable Agreement, dated May 7, 2019, by and among the Company, SciPlay Parent LLC, and each of the Members (as defined in therein) from time to time party thereto;

•                  a Registration Rights Agreement, dated May 7, 2019, by and among the Company and each of the persons from time to time party thereto;

•                  a License Agreement, dated May 7, 2019, by and between Bally Gaming, Inc. (“Bally”), a Nevada corporation, and SG Social Holding Company I, LLC, a Nevada limited liability company (“SG Holding I”), and a related Assignment Agreement, dated May 7, 2019, by and between SG Holding I and SciPlay Holding Company, LLC, a Nevada limited liability company (“SciPlay Holding”);

•                  a Services Agreement, dated May 7, 2019, by and among Scientific Games Corporation, a Nevada corporation (“Scientific Games”), Scientific Games International, Inc., a Delaware corporation, Bally and SciPlay Holding; and

•                  a Credit Agreement, dated May 7, 2019, by and among SciPlay Holding, as the borrower, SciPlay Parent LLC, as a guarantor, the subsidiary guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent.

The terms of each of the agreements are substantially the same as the terms set forth in the forms of such agreements that were filed as exhibits to the Registration Statement and as previously described in the Registration Statement. Copies of each of the agreements are attached to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On May 2, 2019, in connection with the Operating Agreement and the filing of the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), the Company issued a total of 124,272,340 shares of Class B common stock of the Company, par value $.001 per share (the “Class B Common Stock”), to SG Holding I and SG Social Holding Company, LLC, a Nevada Limited liability company (“SG Holding”, and, together with SG Holding I, the “SG Members”), on a one-for-one basis equal to the number of common member’s interests of SciPlay Parent LLC (“LLC Interests”) held by the SG Members, in exchange for $124,272.34.

In connection with the consummation of the IPO, SG Holding I sold an aggregate of 20,005,319 LLC Interests to the Company. Pursuant to the terms of the Articles of Incorporation, an equal number of shares of Class B Common Stock were automatically cancelled upon the sale of such LLC Interests.

No underwriters were involved in the issuance and sale of the shares of Class B Common Stock.

The description in Item 5.03 below of the Articles of Incorporation is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2019, the Company or one of its subsidiaries entered into an employment agreement with Joshua J. Wilson, its Chief Executive Officer, an offer letter with Michael Cody, its Chief Financial Officer, and a Social Award Agreement with Barry L. Cottle, its Executive Chairman, each on the terms and conditions described in the Registration Statement.  Also on May 7, 2019, Scientific Games, an affiliate of the Company, entered into an amendment to its employment agreement with Mr. Cottle, on the terms and conditions described in the Registration Statement.  A full copy of each of the foregoing arrangements is attached hereto as Exhibits 10.8-10.11 and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Articles of Incorporation

On May 2, 2019, the Company amended and restated its articles of incorporation. Among other things, the Articles of Incorporation:

•                  increased the authorized number of shares of common stock to 755,000,000 shares (625,000,000 shares of Class A Common Stock and 130,000,000 shares of Class B Common Stock);

•                  authorized 10,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series;

•                  added provisions that entitle the holders of Class B Common Stock to 10 votes per share for so long as the number of shares of common stock beneficially owned by affiliates of Scientific Games (other than the Company and its affiliates) represents at least 10% of the Company’s issued and outstanding shares of common stock, and thereafter, one vote per share;

•                  added provisions requiring the Company to maintain at least a one-for-one ratio between the number of shares of authorized but unissued Class A Common Stock and LLC Interests;

•                  limited the ability of stockholders to act by written consent or to call special meetings after Scientific Games ceases to beneficially own, directly or indirectly, more than 50% of the combined voting power in the Company;

•                  added provisions requiring an exclusive forum in the Eighth Judicial District Court of Clark County Nevada for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owed by any of the Company’s directors, officers or other employees of the Company or the Company’s stockholders; provided that the exclusive forum provisions will not apply to suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended, or to any claim for which the federal courts have exclusive jurisdiction;

•                  included provisions that delineate the rights and obligations of the Company’s directors and Scientific Games with respect to competition and corporate opportunities; and

•                  added provisions allowing the Company to redeem stockholders in certain circumstances to ensure its affiliates’ compliance with applicable Nevada gaming laws.

The Articles of Incorporation are the same as those previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. A copy of the full text of the Articles of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

On May 2, 2019, the Company amended and restated its bylaws (as amended and restated, the “Bylaws”). Among other things, the Bylaws:

•                  established procedures relating to the presentation of stockholder proposals at stockholder meetings;

•                  established procedures relating to the nomination of directors; and

•                  conformed certain provisions in light of the amended provisions of the Articles of Incorporation.

The Bylaws are the same as those previously described in the Registration Statement, and in such form as was previously filed as an exhibit to the Registration Statement. A copy of the full text of the Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.1*	Amended and Restated Articles of Incorporation of SciPlay Corporation
3.2*	Amended and Restated Bylaws of SciPlay Corporation
10.1*	Amended and Restated Operating Agreement of SciPlay Parent Company, LLC, dated May 2, 2019, by and among SciPlay Parent Company, LLC, the Company and its Members
10.2*	Tax Receivable Agreement, dated May 7, 2019, by and among SciPlay Corporation, SciPlay Parent Company, LLC and each of the Members from time to time party thereto
10.3*

Registration Rights Agreement, dated May 7, 2019, by and among SciPlay Corporation, SG Social Holding Company I, LLC, SG Social Holding Company, LLC and such other persons from time to time party thereto

10.4*	License Agreement, dated May 7, 2019, by and between Bally Gaming, Inc. and SG Social Holding Company I, LLC
10.5*	Assignment Agreement, dated May 7, 2019, by and between SG Social Holding Company I, LLC and SciPlay Holding Company, LLC
10.6*	Services Agreement, dated May 7, 2019, by and among Scientific Games Corporation, Scientific Games, International, Inc., Bally Gaming, Inc. and SciPlay Holding Company, LLC
10.7*

Credit Agreement, dated May 7, 2019, by and among SciPlay Holding Company, LLC, as the borrower, SciPlay Parent Company, LLC, as a guarantor, the subsidiary guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent

10.8*	Employment Agreement, dated as of May 7, 2019, by and between SciPlay Parent Company, LLC and Joshua J. Wilson
10.9*	Offer Letter, dated as of May 7, 2019, from SciPlay Parent Company, LLC to Michael Cody
10.10*	Social Award Agreement, dated as of May 7, 2019, by and between SciPlay Corporation and Barry L. Cottle
10.11*	Amendment to Employment Agreement, dated as of May 7, 2019, by and between Scientific Games Corporation and Barry L. Cottle

*   Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIPLAY CORPORATION

By:	/s/ Joshua J. Wilson

Name:	Joshua J. Wilson

Title:	Chief Executive Officer

Date: May 7, 2019